                             AMERICAN STRATEGIC
                             INCOME PORTFOLIO

                                                        ASP


================================================================================


               SEMIANNUAL REPORT
                     2000








                                   [GRAPHIC]FIRST AMERICAN-Registered Trademark-
                                            Asset Management

[GRAPHIC]FIRST AMERICAN-Registered Trademark-
         Asset Management


AMERICAN STRATEGIC INCOME PORTFOLIO


     TABLE OF CONTENTS


 1   Fund Overview

 4   Financial Statements
     and Notes

14   Investments in
     Securities

17   Shareholder Update


PRIMARY INVESTMENTS Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The fund may also invest in asset-backed securities, U.S. government securities, corporate-debt securities, municipal obligations, unregistered securities, and mortgage-servicing rights. The fund borrows through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone.

FUND OBJECTIVE High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.

--------------------------------------------------------------------------------

AVERAGE ANNUALIZED TOTAL RETURNS
Based on net asset value for the periods ended May 31, 2000

                                    [GRAPH]

                                                                                                   Since Inception
                                                        One Year              Five Year              12/27/1991
                                                        --------              ---------            ---------------
American Strategic Income Portfolio                      1.90%                  6.89%                   7.63%
Lehman Brothers Mutual Fund Govenrment/Mortgage Index    2.75%                  6.09%                   6.41%

The average annualized total returns for American Strategic Income Portfolio are based on the change in its net asset value (NAV), assume all distributions were reinvested, and do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended May 31, 2000, were -0.94%, 6.85%, and 5.92%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value.

Therefore, you may be unable to realize the full net asset value of your shares when you sell.

The fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while American Strategic Income Portfolio is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the fund to respond quickly to market changes.

The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

The since inception number for the Lehman index is calculated from the month end following the fund's inception through May 31, 2000.


--------------------------------------------------------------------------------
     NOT FDIC INSURED            NO BANK GUARANTEE           MAY LOSE VALUE
--------------------------------------------------------------------------------

[GRAPHIC] FUND OVERVIEW


FUND MANAGEMENT

JOHN WENKER
is primarily responsible
for the management of
American Strategic Income
Portfolio. He has 14 years of
financial experience.

DAVID STEELE
assists with the management
of American Strategic Income
Portfolio. He has 21 years of
financial experience.

RUSS KAPPENMAN
assists with the management
of American Strategic Income
Portfolio. He has 14 years of
financial experience.


JULY 15, 2000

FOR THE SEMIANNUAL REPORTING PERIOD ENDING MAY 31, 2000, AMERICAN STRATEGIC INCOME PORTFOLIO HAD A TOTAL RETURN OF 0.75% BASED ON ITS NET ASSET VALUE (NAV). This compares to a 1.93% return for its benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index. The total return based on the fund's market price was -1.55% over the same time frame. Two factors contributed to the fund's underperformance compared to the benchmark. First, the fund had to dip into its dividend reserve to maintain its monthly dividend amount. This caused the fund's NAV to decrease, thus impacting performance. Second, the fund received no prepayment penalties from property owners during the six months to help boost the NAV. Before we discuss the reporting period in more detail, we would like to tell you about a recent proxy proposal that you should have received.

AT THE AUGUST 3, 2000, ANNUAL MEETING, WE ARE ASKING FUND SHAREHOLDERS TO APPROVE THE FUND'S INVESTMENT IN ALL TYPES OF SECURITIES BACKED BY REAL ESTATE OR ISSUED BY COMPANIES THAT DEAL IN REAL ESTATE. IN PARTICULAR, REAL ESTATE INVESTMENT TRUSTS (REITS), PREFERREDS. REIT companies manage portfolios of real estate to earn profits for shareholders, and their preferred stock pays out a specific dividend rate. We currently see good values in this market. They offer investment-grade quality (BBB rated and above), attractive income potential, more liquidity than mortgage loans because they are bought and sold on the New York Stock Exchange, and they have a real estate orientation that we believe suits the fund. Plus, they offer immediate diversification. For example, one security we've considered represents 240,000 apartment units all across the country. However, because these securities will have long durations, they will be more volatile and more interest rate sensitive than the mortgage loans in the portfolio.

THE FUND'S BOARD HAS APPROVED AN INCREASE IN THE LIMIT ON COMMERCIAL LOANS IN THE FUND FROM 25% TO 35% OF TOTAL ASSETS. We currently find the commercial loan market to be more attractive than single-family or multifamily loans. An increase in commercial loans would broaden the exposure of the fund to office, industrial, warehouse, and retail markets.



*All returns assume reinvestment of distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.


--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
As a percentage of total assets on May 31, 2000

                     [PIE CHART]

Short-term Securities                                1%
Other Assets                                         1%
U.S. Agency Fixed-rate Morgage-backed Securities    22%
Commercial Loans                                    23%
Single-family Loans                                 26%
Multifamily Loans                                   27%


DELINQUENT LOAN PROFILE
The chart below shows the percentage of single-family loans** in the portfolio that are 30, 60, 90, or 120 days delinquent as of May 31, 2000, taken on principal amounts outstanding.

Current                                      92.3%
--------------------------------------------------
30 Days                                       2.9%
--------------------------------------------------
60 Days                                       0.8%
--------------------------------------------------
90 Days                                       0.4%
--------------------------------------------------
120+ Days                                     3.6%
--------------------------------------------------

**As of May 31, 2000, there were no multifamily or commercial loans delinquent.



               AMERICAN STRATEGIC INCOME PORTFOLIO SEMIANNUAL REPORT 2000    1 )

[GRAPHC] FUND OVERVIEW CONTINUED


DURING THE REPORTING PERIOD, THE FEDERAL RESERVE'S INTEREST RATE HIKES BECAME A CHALLENGE FOR THE FUND. On the positive side, higher rates have slowed the level of refinancings and loan prepayments. Also, rising rates mean that we can find new mortgage investments that pay income equal to or higher than the average coupon in the fund. However, the Fed has raised short-term rates so much that high borrowing costs are beginning to erode the income levels of the fund. In June 2000, after the end of this semiannual reporting period, we had to slightly decrease the monthly dividend of the fund from 8.5 cents per share to 7.25 cents per share as a result. Even with the decrease, the dividend reserve of 3.63 cents per share continues to support part of the fund's monthly distribution.

BECAUSE OF THIS CHALLENGING INTEREST RATE ENVIRONMENT, THE FUND ALSO EXPERIENCED MORE NET ASSET VALUE VOLATILITY THAN IS TYPICAL, BUT WAS STILL ABLE TO PAY AN ATTRACTIVE INCOME STREAM. The NAV of the fund began the six-month period at $12.35 and ended at $11.93 per share. At the end of the reporting period, the fund's market price of $10.75 per share continued to trade at a discount to its net asset value. Dividends for the six months totaled $0.51 per share, for an annualized distribution rate of 9.49% based on the May 31 market price. The fund's new dividend level would result in an annualized earnings rate of 8.09% based on the May 31 market price. Keep in mind that past performance is no guarantee of future results, and the fund's NAV and distribution rate will fluctuate.

DURING DECEMBER, THE FUND PAID OUT PROCEEDS FROM ITS SHARE REPURCHASE OFFER, WHICH BROUGHT SHORT-TERM SECURITIES FROM 9% DOWN TO 1% OF THE FUND'S TOTAL ASSETS. In the last shareholder report, the level of short-term securities was elevated to prepare for the repurchase offer payout. Single-family, multifamily, and commercial loans continue to represent the majority of the portfolio with 76% of total assets collectively. (See the chart on the previous page for individual percentages for each loan category.) In addition, we have moved about 5% of total assets out of whole loans

--------------------------------------------------------------------------------
GEOGRAPHICAL DISTRIBUTION

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of May 31, 2000. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

[MAP]

Alabama
Alaska                    Less than 0.50%
Arizona                   7%
Arkansas                  Less than 0.50%
California                10%
Colorado                  4%
Connecticut               Less than 0.50%
Delaware
Florida                   7%
Georgia                   Less than 0.50%
Hawaii
Idaho
Illinois                  1%
Indiana
Iowa                      Less than 0.50%
Kansas                    Less than 0.50%
Kentucky                  Less than 0.50%
Louisiana                 Less than 0.50%
Maine                     Less than 0.50%
Maryland                  1%
Massachusetts             Less than 0.50%
Michigan                  1%
Minnesota                 11%
Mississippi               Less than 0.50%
Missouri                  Less than 0.50%
Montana                   2%
Nebraska                  Less than 0.50%
New Hampshire             2%
New Jersey                3%
New Mexico                1%
New York                  4%
Nevada                    6%
North Carolina            1%
North Dakota              3%
Ohio                      Less than 0.50%
Oklahoma                  1%
Oregon                    5%
Pennsylvania              1%
Rhode Island
South Carolina
South Dakota
Tennessee                 6%
Texas                     13%
Utah                      2%
Vermont
Virginia                  Less than 0.50%
Washington                5%
West Virginia
Wisconsin                 Less than 0.50%
Wyoming



( 2      AMERICAN STRATEGIC INCOME PORTFOLIO SEMIANNUAL REPORT 2000
during the period and into agency mortgage securities, mainly Fannie Maes (Federal National Mortgage Association) and Freddie Macs (Federal Home Loan Mortgage Corporation). We currently believe agency securities offer good cash flows, better values, and that they have AAA-rated credit quality. The fund owned no Treasury securities as of May 31.

ALTHOUGH THE INCREASING RATE ENVIRONMENT HAS BECOME SOMEWHAT PAINFUL FOR THE FUND, THE FED'S ACTION IS HELPING TO KEEP THE ECONOMY HEALTHY, WHICH IS BENEFICIAL FOR THE REAL ESTATE MARKETS AND THE FUND OVER THE LONG TERM. In the multifamily and commercial markets, increased rates mean less new construction, which translates into higher rent levels and occupancy levels in existing properties. Since this fund only buys loans on existing properties, less new supply is a positive factor for the fund. Also, with the U.S. economy continuing to grow, we are seeing increased values for single-family housing, lower foreclosure rates, and very low credit losses. As you can see on the map on the previous page, our mortgage loans are diversified across the majority of states to help avoid the risk of an economic downturn in one region. We are overweighted in states that are experiencing the most population and job growth, such as California, Minnesota, and Texas. We believe the Federal Reserve's moves will be successful in orchestrating a "soft landing" for the economy without putting it into a recession, which would be the worst-case scenario for this fund.

A HEALTHY ECONOMY COUPLED WITH HIGHER RATES HAS HELPED THE FUND HAVE MINOR CREDIT LOSSES AND NO PREPAYMENTS DURING THE SEMIANNUAL PERIOD. Keep in mind that the risk of credit losses (i.e. loans defaulting) is the primary risk of investing in mortgage loans. If the proceeds from the sale of the foreclosed property are less than the loan price that the fund paid, the fund would suffer a loss. Since inception, the fund has had net credit losses of $0.05 per share. Because the fund has experienced no multifamily or commercial loan prepayments during the six months, it has received no prepayment penalties from these borrowers.

THANK YOU FOR YOUR INVESTMENT IN AMERICAN STRATEGIC INCOME PORTFOLIO AND THE TRUST YOU HAVE PLACED IN US AS MANAGERS. We hope you will take a few minutes to read, vote on, and return the proxy that you received in the mail. We believe the new investment options described in the proxy will help the fund to maintain an attractive income level and total return. We will continue to closely monitor the fund's credit risk and income levels to help you achieve your financial goals.


--------------------------------------------------------------------------------
VALUATION OF WHOLE LOAN INVESTMENTS


The fund's investments in whole loans (single-family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a First American Asset Management pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the deliquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and credit worthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole laons are determined no less frequently than weekly.



              AMERICAN STRATEGIC INCOME PORTFOLIO  SEMIANNUAL REPORT 2000    3 )

               FINANCIAL STATEMENTS (Unaudited)

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  May 31, 2000
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......    $64,597,286
Real estate owned (identified cost: $250,181) (note 2) .....        239,326
Accrued interest receivable  ...............................        459,001
                                                                -----------
  Total assets  ............................................     65,295,613
                                                                -----------

LIABILITIES:
Reverse repurchase agreements payable (note 2)  ............     14,372,000
Accrued investment management fee  .........................         25,272
Bank overdraft  ............................................        300,876
Accrued administrative fee  ................................         17,059
Accrued interest  ..........................................         43,594
Other accrued expenses  ....................................         69,451
                                                                -----------
  Total liabilities  .......................................     14,828,252
                                                                -----------
  Net assets applicable to outstanding capital stock  ......    $50,467,361
                                                                ===========

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............    $60,517,426
Undistributed net investment income  .......................        153,578
Accumulated net realized loss on investments  ..............     (9,075,441)
Unrealized depreciation of investments  ....................     (1,128,202)
                                                                -----------

  Total - representing net assets applicable to capital
    stock  .................................................    $50,467,361
                                                                ===========

* Investments in securities at identified cost  ............    $65,714,633
                                                                ===========

NET ASSET VALUE AND MARKET PRICE:
Net assets  ................................................    $50,467,361
Shares outstanding (authorized 1 billion shares of $0.01 par
  value)  ..................................................      4,230,294
Net asset value  ...........................................         $11.93
Market price  ..............................................         $10.75

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        4  2000 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2000
 ................................................................................

INCOME:
Interest (net of interest expense of $583,189) .............    $ 2,345,960
                                                                -----------

  Total investment income ..................................      2,345,960
                                                                -----------

EXPENSES (NOTE 3):
Investment management fee  .................................        155,538
Administrative fee  ........................................         56,945
Custodian and accounting fees  .............................         44,141
Transfer agent fees  .......................................         11,280
Reports to shareholders  ...................................         23,968
Mortgage servicing fees  ...................................         64,943
Directors' fees  ...........................................          1,504
Audit and legal fees  ......................................         30,705
Other expenses  ............................................         33,653
                                                                -----------
  Total expenses  ..........................................        422,677
    Less expenses paid indirectly  .........................         (8,548)
                                                                -----------

  Total net expenses  ......................................        414,129
                                                                -----------

  Net investment income  ...................................      1,931,831
                                                                -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
 (NOTE 4):
Net realized loss on investments in securities  ............       (935,529)
Net realized gain on real estate owned  ....................         27,007
                                                                -----------

  Net realized loss on investments  ........................       (908,522)
Net change in unrealized appreciation or depreciation of
  investments  .............................................       (624,383)
                                                                -----------

  Net loss on investments  .................................     (1,532,905)
                                                                -----------

    Net increase in net assets resulting from
      operations  ..........................................    $   398,926
                                                                ===========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        5  2000 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS For the Six Months Ended May 31, 2000
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest income ............................................    $  2,345,960
Net expenses ...............................................        (414,129)
                                                                ------------
  Net investment income ....................................       1,931,831
                                                                ------------

Adjustments to reconcile net investment income to net cash
 provided by operating activities:
  Change in accrued interest receivable ....................          63,413
  Net amortization of bond discount and premium ............           2,905
  Change in accrued fees and expenses ......................          (6,174)
  Change in other assets ...................................          11,532
                                                                ------------
    Total adjustments ......................................          71,676
                                                                ------------

    Net cash provided by operating activities ..............       2,003,507
                                                                ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................      18,442,878
Purchases of investments ...................................     (12,648,630)
Net sales of short-term securities .........................       6,837,032
                                                                ------------

    Net cash provided by investing activities ..............      12,631,280
                                                                ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments on reverse repurchase agreements ..............      (6,753,000)
Retirement of fund shares ..................................      (5,828,397)
Distributions paid to shareholders .........................      (2,157,450)
                                                                ------------

    Net cash used by financing activities ..................     (14,738,847)
                                                                ------------
Net decrease in cash .......................................        (104,060)
Cash at beginning of period ................................        (196,816)
                                                                ------------

    Cash at end of period ..................................    $   (300,876)
                                                                ============

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse
    repurchase agreements ..................................    $    634,460
                                                                ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        6  2000 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 SIX MONTHS
                                                                   ENDED
                                                                  5/31/00          YEAR ENDED
                                                                (UNAUDITED)         11/30/99
                                                              ----------------  ----------------
OPERATIONS:
Net investment income  .....................................    $ 1,931,831       $ 4,698,186
Net realized gain (loss) on investments  ...................       (908,522)           77,048
Net change in unrealized appreciation or depreciation of
  investments  .............................................       (624,383)       (2,991,354)
                                                                -----------       -----------

  Net increase in net assets resulting from operations  ....        398,926         1,783,880
                                                                -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  ................................     (2,157,450)       (4,766,526)
                                                                -----------       -----------

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Decrease in net assets from capital share transactions  ....     (5,828,397)         (248,648)
                                                                -----------       -----------
  Total decrease in net assets  ............................     (7,586,921)       (3,231,294)

Net assets at beginning of period  .........................     58,054,282        61,285,576
                                                                -----------       -----------

Net assets at end of period  ...............................    $50,467,361       $58,054,282
                                                                ===========       ===========

Undistributed net investment income  .......................    $   153,578       $   379,197
                                                                ===========       ===========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

        7  2000 Semiannual Report - American Strategic Income Portfolio

               NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                      American Strategic Income Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities and mortgage servicing rights. The fund may enter into dollar roll transactions. In addition, the fund may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbol ASP.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a First American Asset Management pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of whole loans, mortgage participations and mortgage servicing rights are determined no less frequently than weekly.

--------------------------------------------------------------------------------

        8  2000 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      WHOLE LOANS AND PARTICIPATION MORTGAGES
                      Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                      At May 31, 2000, loans representing 1.7% of net assets were 60 days or more delinquent as to the timely monthly payment of principal. Such delinquencies relate solely to single family whole loans and represent 4.7% of total single family principal outstanding at May 31, 2000. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the fund may suffer a loss. The fund recognized net realized gains of $27,007 or $0.006 per share on real estate sold during the six months ended May 31, 2000.

                      Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate. In addition, the fund may incur expenses associated with maintaining any real estate owned. On May 31, 2000, the fund owned two single family homes with an aggregate value of $239,326, or 0.5% of net assets.

                      REVERSE REPURCHASE AGREEMENTS
                      Reverse repurchase agreements involve the sale of a portfolio-eligible security by the fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the fund, and are subject to the fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the six months ended May 31, 2000, the average borrowings outstanding were $16,592,000 and the average rate was 6.77%.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a

--------------------------------------------------------------------------------

        9  2000 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------
                      market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of May 31, 2000, the fund had no outstanding when-issued or forward commitments.

                      MORTGAGE SERVICING RIGHTS
                      The fund may acquire interests in the cash flow from servicing fees through contractual arrangements with mortgage servicers. Mortgage servicing rights, similar to interest-only securities, generate no further cash flow when a mortgage is prepaid or goes into default. Mortgage servicing rights are accounted for on a level-yield basis with recognized income based on the estimated amounts and timing of cash flows. Such estimates are adjusted periodically as the underlying market conditions change.

                      FEDERAL TAXES
                      The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                      REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                      For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in

--------------------------------------------------------------------------------

        10  2000 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------
                      excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. In addition to repurchase agreements, the fund may invest in money market funds advised by the fund's advisor.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ............................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      The fund has entered into the following agreements with U.S. Bank National Association (U.S. Bank) acting through its division, First American Asset Management (the advisor and administrator):

                      The investment advisory agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets and 4.50% of the daily gross income accrued by the fund during the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the six months ended May 31, 2000, the effective investment management fee incurred by the fund was 0.61%. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund.

                      The administration agreement provides the administrator with a monthly fee based on an annual percentage of the fund's average weekly net assets (computed by subtracting liabilities from the value of the total assets of the fund). For its fee, the administrator provides reporting, regulatory and record-keeping services for the fund. For the month of December, 1999, the fund paid the administrator a monthly fee in an amount equal to an annual rate of 0.20% of the fund's average weekly net assets. Effective January 1, 2000, the administrator's fee increased to an annual rate of 0.25% of the fund's average weekly net assets. The new administrative fee includes 0.05% for accounting expenses which were previously charged to and paid separately by the fund.

                      MORTGAGE SERVICING FEES
                      The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, administrative and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and

--------------------------------------------------------------------------------

        11  2000 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------
                      expenses; legal, auditing and accounting services; insurance; interest; expenses related to real estate owned; fees to outside parties retained to assist in conducting due diligence; taxes and other miscellaneous expenses.

                      During the six months ended May 31, 2000, the fund paid $9,215 to U.S. Bank for custody services.

                      EXPENSES PAID INDIRECTLY
                      Expenses paid indirectly represent reimbursements of custodian fees received from mortgage servicers of $8,548.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term, for the six months ended May 31, 2000 aggregated $12,645,725 and $18,442,878, respectively. Included in proceeds from sales are $335,515 from sales of real estate owned. The fund received no prepayment penalties during the period.

(5) CAPITAL LOSS
    CARRYOVER
 ............................
                      For federal income tax purposes, the fund had capital loss carryovers of $8,166,919 as of November 30, 1999, which if not offset by subsequent capital gains, will expire in 2003. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

(6) CAPITAL SHARE
    TRANSACTIONS
 ............................
                      RETIREMENT OF FUND SHARES
                      The fund's board of directors has approved a plan to repurchase shares of the fund in the open market and retire those shares. Repurchases may only be made when the previous day's closing market value was at a discount from net asset value (NAV). Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in the fund cannot exceed 236,151 shares (5% of the outstanding shares as of September 9, 1998).

                      Pursuant to the plan, the fund repurchased and retired the following:

 PERIOD                   % OUTSTANDING                    WEIGHTED AVERAGE
 ENDED        SHARES         SHARES            COST        DISCOUNT FROM NAV
--------      ------      -------------      --------      -----------------
11/30/99      21,000          0.45%          $248,648            7.82%

                      REPURCHASE OFFER
                      The fund's board of directors concluded that an offer to purchase up to 10% of the fund's outstanding shares at net asset value would be in the best interests of shareholders. Accordingly, the repurchase offer was sent to shareholders in November 1999, and the deadline for submitting shares for repurchase was 5:00 p.m. Eastern Time on November 29, 1999. The repurchase price was determined on December 6, 1999, at the close of regular trading on the New York Stock Exchange (4 p.m. Eastern
                      Time). The percentage of outstanding shares repurchased, the number of shares repurchased, the repurchase price per share (net asset value less two cents per share repurchase fee) and proceeds paid by the fund on December 10, 1999, were as follows:

PERCENTAGE         SHARES         REPURCHASE       PROCEEDS
REPURCHASED      REPURCHASED        PRICE            PAID
-----------      -----------      ----------      ----------
    10%            470,032          $12.38        $5,818,996

--------------------------------------------------------------------------------

        12  2000 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ............................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      AMERICAN STRATEGIC INCOME PORTFOLIO

                                          Six Months
                                             Ended       Year       Year        Year      Year      Year
                                            5/31/00     Ended       Ended      Ended     Ended     Ended
                                          (Unaudited)  11/30/99  11/30/98(e)  11/30/97  11/30/96  11/30/95
                                          -----------  --------  -----------  --------  --------  --------
PER-SHARE DATA
Net asset value, beginning
  of period ............................    $12.35      $12.98     $12.88      $12.65    $13.13    $12.63
                                            ------      ------     ------      ------    ------    ------
Operations:
  Net investment income ................      0.47        1.00       1.01        0.97      0.97      1.09
  Net realized and unrealized gains
    (losses) on investments ............     (0.38)      (0.62)      0.06        0.22     (0.10)     1.11
                                            ------      ------     ------      ------    ------    ------
    Total from operations ..............      0.09        0.38       1.07        1.19      0.87      2.20
                                            ------      ------     ------      ------    ------    ------
Distributions to shareholders:
  From net investment income ...........     (0.51)      (1.01)     (0.97)      (0.96)    (1.35)    (1.70)
                                            ------      ------     ------      ------    ------    ------
Net asset value, end of period .........    $11.93      $12.35     $12.98      $12.88    $12.65    $13.13
                                            ======      ======     ======      ======    ======    ======
Per-share market value, end of
  period ...............................    $10.75      $11.44     $12.13      $11.88    $11.00    $12.25
                                            ======      ======     ======      ======    ======    ======
SELECTED INFORMATION
Total return, net asset value(a) .......      0.75%       3.03%      8.56%       9.83%     7.12%    18.27%
Total return, market value(b) ..........     (1.55)%      2.76%     10.69%      17.41%     1.29%     7.75%
Net assets at end of period
  (in millions) ........................    $   50      $   58     $   61      $   68    $   66    $   69
Ratio of expenses to average weekly net
  assets including interest
  expense(c) ...........................      3.91%(f)    3.83%      2.89%       2.56%     2.94%     3.29%
Ratio of expenses to average weekly net
  assets excluding interest
  expense(c) ...........................      1.65%(f)    1.52%      1.47%       1.47%     1.50%     1.72%
Ratio of net investment income to
  average weekly net assets ............      7.52%(f)    7.86%      7.74%       7.68%     7.67%     8.26%
Portfolio turnover rate (excluding
  short-term securities) ...............        19%         22%        38%         61%       63%      120%
Amount of borrowings outstanding at end
  of period (in millions) ..............    $   14      $   21     $   17      $   11    $   14    $   15
Per-share amount of borrowings
  outstanding at end of period .........    $ 3.40      $ 4.50     $ 3.49      $ 2.10    $ 2.67    $ 2.84
Per-share amount of net assets,
  excluding borrowings, at end
  of period ............................    $15.33      $16.85     $16.47      $14.98    $15.32    $15.97
Asset coverage ratio(d) ................       451%        375%       471%        715%      574%      563%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c)  INCLUDES 0.02% FROM FEDERAL EXCISE TAXES IN FISCAL YEAR 1995.
(d) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(e) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL TO U.S. BANK.
(f)  ANNUALIZED.

--------------------------------------------------------------------------------

        13  2000 Semiannual Report - American Strategic Income Portfolio

                     INVESTMENTS IN SECURITIES (Unaudited)
--------------------------------------------------------------------------------

AMERICAN STRATEGIC
INCOME PORTFOLIO                                                               May 31, 2000
----------------------------------------------------------------------------------------------------------------
                                                             Date                                      Market
Description of Security                                    Acquired   Par Value         Cost          Value(a)
---------------------------------------------------------  --------  -----------     -----------     -----------

(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (28.3%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (28.3%):
    FIXED RATE (28.3%):
      6.50%, FNMA, 6/1/29 ...............................   5/4/99   $ 2,878,280(b)  $ 2,857,396     $ 2,662,409
      7.50%, FNMA, 3/1/30 ...............................  3/22/00     6,983,984(b)    6,864,150       6,752,640
      7.50%, FNMA, 5/1/30 ...............................   5/9/00     2,490,277(b)    2,402,190       2,417,113
      8.00%, FNMA, 5/1/30 ...............................   5/9/00     2,500,000(b)    2,466,823       2,478,125
                                                                                     -----------     -----------

        Total U.S. Government and Agency Securities  ....                             14,590,559      14,310,287
                                                                                     -----------     -----------

PRIVATE MORTGAGE-BACKED SECURITIES (0.2%):
  FIXED RATE (0.2%):
      13.04%, Minnesota Mortgage
        Corporation, 7/25/14 ............................  5/19/92        36,506(e)       37,316          37,054
      12.26%, Minnesota Mortgage
        Corporation, 10/25/14 ...........................  5/19/92        51,334(e)       52,464          52,103
                                                                                     -----------     -----------

        Total Private Mortgage-Backed Securities  .......                                 89,780          89,157
                                                                                     -----------     -----------

WHOLE LOANS AND PARTICIPATION MORTGAGES (c,d,e) (98.0%):
  COMMERCIAL LOANS (29.7%):
      Bekins Building, 8.50%, 10/1/04 ...................   9/2/97     1,111,523       1,111,523       1,080,083
      El Centro Market Place, 9.75%, 9/1/01 .............   8/5/99       745,145         745,145         747,901
      James Plaza, 8.55%, 12/1/01 .......................  11/15/96    1,145,313       1,145,313       1,139,143
      Main Street Office Building, 8.50%, 11/1/07 .......  10/21/97      870,965         869,514         843,386
      One Eastern Heights Office Building,
        8.33%, 12/1/07 ..................................  11/7/97     1,064,925       1,064,925       1,016,845
      Pacific Periodicals Building, 8.15%, 1/1/08 .......  12/9/97     1,336,492       1,336,492       1,267,217
      Pine Island Office Building, 8.15%, 11/2/02 .......  10/8/97     1,572,621       1,572,621       1,539,307
      Rice Street Convention Center, 9.10%, 2/1/04 ......  1/23/97       816,310         816,310         804,821
      Schendel Office Building, 8.32%, 10/1/07 ..........  9/30/97     1,158,741       1,158,741       1,115,009
      Schendel Retail Center, 8.70%, 9/1/07 .............  8/28/97       776,844         776,844         755,801
      Shallowford Business Park, 9.25%, 7/1/01 ..........  6/25/96     1,572,421       1,572,246       1,564,024
      Sherwin Williams, 8.63%, 1/1/04 ...................  12/20/96    1,386,480       1,386,480       1,363,136
      Stephens Retail Center, 9.35%, 8/1/03 .............   9/6/96     1,148,669       1,143,883       1,146,647
      Union Hill Village Office Buliding,
        8.00%, 10/1/08 ..................................  9/30/98       666,845         666,845         623,371
                                                                                     -----------     -----------
                                                                                      15,366,882      15,006,691
                                                                                     -----------     -----------

                                                             Date                                      Market
Description of Security                                    Acquired   Par Value         Cost          Value(a)
-----------------------                                    --------  -----------     -----------     -----------

  MULTIFAMILY LOANS (34.7%):
      Applewood Manor, 8.75%, 1/1/01 ....................  12/23/93  $   659,294     $   655,998     $   555,720
      Charleston Plaza Apartments, 7.50%, 7/1/08 ........   7/1/98     1,557,129       1,557,129       1,441,512
      Franklin Woods Apartments, 9.90%, 3/1/10 ..........  2/24/95     1,204,984       1,201,726       1,262,438
      Garden Oaks Apartments, 8.55%, 4/1/06 .............   3/7/96     1,760,339       1,757,036       1,728,028
      Garden Park Apartments, 9.40%, 6/1/02 .............   5/2/00       900,000         900,000         918,000
      Mark Twain Apartments, 8.00%, 2/1/03 ..............   1/9/98       969,007         969,007         896,423
      Royal Knight Apartments, 8.50%, 4/1/06 ............   3/4/96     1,543,457       1,540,080       1,511,522
      Rush Oaks Apartments, 7.90%, 12/1/07 ..............  11/26/97      536,116         536,116         505,700
      Sadletree Apartments, 9.32%, 12/1/01 ..............  11/18/98    2,375,000       2,351,250       2,334,206
      Stanley Court Apartments, 8.50%, 11/1/02 ..........  10/31/95    1,056,351       1,052,990       1,044,961
      Union Hill Village Townhomes, 8.00%, 10/1/08 ......  9/30/98       945,026         945,026         893,345
      Vanderbilt Condominiums, 8.16%, 10/1/09 ...........  9/29/99     1,194,432       1,194,432       1,144,301
      Westgate Apartments, 10.00%, 2/1/08 ...............  1/28/93     1,344,925       1,331,476       1,326,458
      Westhollow Place Apartments, 8.58%, 4/1/03 ........  3/20/96       965,992         956,332         955,172
      Woodland Garden Apartments, 7.50%, 9/1/08 .........  8/26/98     1,048,218       1,048,218         962,770
                                                                                     -----------     -----------
                                                                                      17,996,816      17,480,556
                                                                                     -----------     -----------

  SINGLE FAMILY LOANS (33.6%):
      Aegis, 9.21%, 3/26/10 .............................  10/26/95      167,450         158,190         164,145
      Aegis II, 9.65%, 1/28/14 ..........................  12/28/95      317,779         291,165         316,336
      American Bank, Mankato, 10.00%, 12/10/12 ..........  12/15/92       39,114          31,932          39,368
      American Portfolio, 7.00%, 10/18/15 ...............  7/18/95       204,944         195,223         194,671
      Anivan, 7.77%, 4/14/12 ............................  6/14/96       239,606         241,155         233,469
      Bank of New Mexico, 9.10%, 3/31/10 ................  5/31/96       374,695(b)      367,720         374,582
      Bluebonnet Savings and Loan, 11.68%, 8/31/10 ......  5/12/92        29,241          28,651          27,282
      Bluebonnet Savings and Loan, 7.81%, 8/31/10 .......  5/12/92       751,488(b)      688,495         716,924
      CLSI Allison Williams, 10.02%, 8/1/17 .............  2/28/92       406,005(b)      373,424         408,989
      Crossroads Savings and Loan, 9.13%, 1/1/21 ........  12/23/91      261,601         246,021         260,262
      Crossroads Savings and Loan, 9.38%, 1/1/21 ........  12/23/91      204,702         193,589         205,432
      Fairbanks, Utah, 10.39%, 9/23/15 ..................  5/21/92        57,157          48,512          56,773
      First Boston Mortgage Pool #5, 9.12%, 6/29/03 .....  6/23/92       298,844         244,248         290,209
      Hamilton Financial, 8.68%, 6/29/10 ................   7/8/92       114,918         105,437         112,085
      Huntington MEWS, 9.00%, 8/1/17 ....................  1/17/92       591,487(b)      510,642         551,550

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        14  2000 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO
(CONTINUED)

                                                             Date      Shares/                         Market
Description of Security                                    Acquired   Par Value         Cost          Value(a)
-----------------------                                    --------  -----------     -----------     -----------
      Knutson Mortgage Portfolio #1, 8.84%, 8/1/17 ......  2/19/92   $   650,466(b)  $   620,691     $   600,053
      Knutson Mortgage Portfolio #2, 9.32%, 9/25/17 .....  5/26/92       466,332(b)      429,958         469,938
      McClemore, Matrix Funding Corporation,
        10.86%, 9/30/12 .................................   9/9/92       470,425(b)      446,904         451,254
      Meridian, 9.59%, 12/1/20 ..........................  12/21/92      525,061(b)      500,776         529,166
      Nomura III, 8.74%, 4/29/17 ........................  9/29/95     1,583,065(b)    1,431,003       1,505,256
      Norwest II, 7.83%, 11/27/22 .......................  2/27/96       764,715(b)      760,906         719,542
      Norwest III, 9.59%, 11/27/22 ......................  2/27/96       205,621(b)      205,628         208,536
      Norwest V, 8.66%, 2/3/25 ..........................   9/3/96       961,591(b)      946,746         908,425
      Norwest X, 8.21%, 2/1/22 ..........................  3/12/98     2,147,906(b)    2,151,557       2,053,998
      Norwest XIII, 8.05%, 12/1/25 ......................  10/28/98    1,905,991(b)    1,896,461       1,806,520
      Norwest XIV, 7.86%, 7/12/24 .......................  12/3/98       686,964(b)      680,094         647,519
      Norwest XV, 7.92%, 1/1/25 .........................  12/23/98    1,036,456(b)    1,023,500         977,029
      Norwest XVI, 7.80%, 4/30/26 .......................   3/4/99       808,039(b)      784,643         761,143
      Norwest XVII, 7.51%, 10/4/23 ......................  5/20/99       539,801(b)      521,962         499,205
      Rand Mortgage Corporation, 9.58%, 8/1/17 ..........  2/21/92       193,464         158,569         193,476
      Salomon II, 9.21%, 11/23/14 .......................  12/23/94      484,693(b)      421,897         479,831
      Valley Bank of Commerce, N.M., 7.94%, 8/31/10 .....   5/6/92       202,806         172,520         196,112
                                                                                     -----------     -----------
                                                                                      16,878,219      16,959,080
                                                                                     -----------     -----------

        Total Whole Loans and Participation Mortgages ...                             50,241,917      49,446,327
                                                                                     -----------     -----------

MORTGAGE SERVICING RIGHTS (e,f) (0.4%):
      Matrix Servicing Rights, 14.00%, 7/10/22 ..........  7/10/92            --         237,855         196,993
                                                                                     -----------     -----------

RELATED PARTY MONEY MARKET FUND (1.1%):
      First American Prime Obligations Fund .............  5/31/00       554,522(g)      554,522         554,522
                                                                                     -----------     -----------

        Total Investments in Securities (h)  ............                            $65,714,633     $64,597,286
                                                                                     ===========     ===========

NOTES TO INVESTMENTS IN SECURITIES
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b) ON MAY 31, 2000, SECURITIES VALUED AT $28,452,316 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                   NAME OF
                                                                   BROKER
                    ACQUISITION                     ACCRUED    AND DESCRIPTION
        AMOUNT         DATE      RATE*     DUE      INTEREST    OF COLLATERAL
      -----------   -----------  -----   --------   --------   ---------------
      $ 2,552,000     5/15/00    6.53%    6/15/00   $ 7,406           (1)
        6,518,000     5/15/00    6.53%    6/15/00    18,918           (2)
        2,382,000     5/15/00    6.52%    6/15/00     6,902           (3)
        2,320,000     5/15/00    6.52%    6/15/00     6,723           (4)
          600,000     5/1/00     7.29%     6/1/00     3,645           (5)
      -----------                                   -------
      $14,372,000                                   $43,594
      ===========                                   =======

    *      INTEREST RATE AS OF MAY 31, 2000. RATES ARE BASED ON THE LONDON INTERBANK
           OFFERED RATE (LIBOR) AND RESET MONTHLY.

    Name of broker and description of collateral:
               (1) MORGAN STANLEY DEAN WITTER;
                   FNMA, 6.50%, 6/1/29, $2,878,280 PAR
               (2) MORGAN STANLEY DEAN WITTER;
                   FNMA, 7.50%, 3/1/30, $6,983,984 PAR
               (3) NOMURA;
                   FNMA, 8.00%, 5/1/30, $2,500,000 PAR
               (4) NOMURA;
                   FNMA, 7.50%, 5/1/30, $2,490,277 PAR
               (5) NOMURA;
                  BANK OF NEW MEXICO, 9.10%, 3/31/10, $331,168 PAR
                  BLUEBONNET SAVINGS AND LOAN, 7.81%, 8/31/10, $751,488 PAR
                  CLSI ALLISON WILLIAMS, 10.02%, 8/1/17, $406,005 PAR
                  HUNTINGTON MEWS, 9.00%, 8/1/17, $591,487 PAR
                  KNUTSON MORTGAGE PORTFOLIO #1, 8.84%, 8/1/17, $525,757 PAR
                  KNUTSON MORTGAGE PORTFOLIO #2, 9.32%, 9/25/17, $462,083 PAR
                  MCCLEMORE, MATRIX FUNDING CORPORATION, 10.86%, 9/30/12, $470,425
               PARMERIDIAN, 9.59%, 12/1/20, $525,061 PAR
                  NOMURA III, 8.74%, 4/29/17, $1,583,065 PAR
                  NORWEST II, 7.83%, 11/27/22, $764,715 PAR
                  NORWEST III, 9.59%, 11/27/22, $205,621 PAR
                  NORWEST V, 8.66%, 2/3/25, $882,477 PAR
                  NORWEST X, 8.21%, 2/1/22, $2,008,696 PAR
                  NORWEST XIII, 8.05%, 12/1/25, $1,905,991 PAR
                  NORWEST XIV, 7.86%, 7/12/24, $686,964 PAR
                  NORWEST XV, 7.92%, 1/1/25, $997,254 PAR
                  NORWEST XVI, 7.80%, 4/30/26, $808,039 PAR
                  NORWEST XVII, 7.51%, 10/4/23, $410,290 PAR
                  SALOMON II, 9.21%, 11/23/14, $484,693 PAR

           THE FUND HAS ENTERED INTO A LENDING COMMITMENT WITH NOMURA. THE AGREEMENT
           PERMITS THE FUND TO ENTER INTO REVERSE REPURCHASE AGREEMENTS UP TO
           $15,000,000 USING WHOLE LOANS AS COLLATERAL. THE FUND PAYS A FEE OF 0.25%
           TO NOMURA ON ANY UNUSED PORTION OF THE $15,000,000 LENDING COMMITMENT.
    (c)    INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT
           ON MAY 31, 2000. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE
           FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE
           MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF MAY 31, 2000.
    (d)    COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED
           PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE
           INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION
           OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER
           OF LOANS, IS PRESENTED BELOW.

    Commercial Loans:
               BEKINS BUILDING - COLORADO SPRINGS, CO
               EL CENTRO MARKET PLACE - EL CENTRO, CA
               JAMES PLAZA - HOUSTON, TX
               MAIN STREET OFFICE BUILDING - PARK CITY, UT
               ONE EASTERN HEIGHTS OFFICE BUILDING - WOODBURY, MN
               PACIFIC PERIODICALS BUILDING - LAKEWOOD, WA
               PINE ISLAND OFFICE BUILDING - PLANTATION, FL
               RICE STREET CONVENTION CENTER - ROSEVILLE, MN
               SCHENDEL OFFICE BUILDING - BEAVERTON, OR
               SCHENDEL RETAIL CENTER - BEAVERTON, OR
               SHALLOWFORD BUSINESS PARK - CHATANOOGA, TN
               SHERWIN WILLIAMS - ORLANDO, FL
               STEPHENS RETAIL CENTER - MISSOULA, MT
               UNION HILL VILLAGE OFFICE BUILDING - SPENCERPORT, NY

    Multifamily Loans:
               APPLEWOOD MANOR - DULUTH, MN
               CHARLESTON PLAZA APARTMENTS - LAS VEGAS, NV
               FRANKLIN WOODS APARTMENTS - FRANKLIN, NH
               GARDEN OAKS APARTMENTS - COON RAPIDS, MN
               GARDEN PARK APARTMENTS - LAS VEGAS, NV
               MARK TWAIN APARTMENTS - MESA, AZ
               ROYAL KNIGHT APARTMENTS - MEMPHIS, TN
               RUSH OAKS APARTMENTS - LAPORTE, TX
               SADLETREE APARTMENTS - SCOTTSDALE, AZ
               STANLEY COURT APARTMENTS - BLOOMINGTON, MN

--------------------------------------------------------------------------------

        15  2000 Semiannual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

               UNION HILL VILLAGE TOWNHOMES - SPENCERPORT, NY
               VANDERBILT CONDOMINIUMS - AUSTIN, TX
               WESTGATE APARTMENTS - BISMARCK, ND
               WESTHOLLOW PLACE APARTMENTS - HOUSTON, TX
               WOODLAND GARDEN APARTMENTS - ARLINGTON, WA

    Single Family Loans:
               AEGIS - 10 LOANS, MIDWESTERN UNITED STATES
               AEGIS II - 4 LOANS, MIDWESTERN UNITED STATES
               AMERICAN BANK, MANKATO - 1 LOAN, MINNESOTA
               AMERICAN PORTFOLIO - 5 LOANS, TEXAS AND CALIFORNIA
               ANIVAN - 3 LOANS, MARYLAND, NEW JERSEY AND VIRGINIA
               BANK OF NEW MEXICO - 9 LOANS, NEW MEXICO
               BLUEBONNET SAVINGS AND LOAN - 21 LOANS, TEXAS
               BLUEBONNET SAVINGS AND LOAN - 4 LOANS, TEXAS
               CLSI ALLISON WILLIAMS - 25 LOANS, TEXAS
               CROSSROADS SAVINGS AND LOAN - 8 LOANS, OKLAHOMA
               CROSSROADS SAVINGS AND LOAN - 8 LOANS, OKLAHOMA
               FAIRBANKS, UTAH - 2 LOANS, UTAH
               FIRST BOSTON MORTGAGE POOL #5 - 10 LOANS, UNITED STATES
               HAMILTON FINANCIAL - 1 LOAN, CALIFORNIA
               HUNTINGTON MEWS - 14 LOANS, NEW JERSEY
               KNUTSON MORTGAGE PORTFOLIO #1 - 13 LOANS, MIDWESTERN UNITED STATES
               KNUTSON MORTGAGE PORTFOLIO #2 - 8 LOANS, MIDWESTERN UNITED STATES
               MCCLEMORE, MATRIX FUNDING CORPORATION - 6 LOANS, NORTH CAROLINA
               MERIDIAN - 8 LOANS, CALIFORNIA
               NOMURA III - 29 LOANS, UNITED STATES
               NORWEST II - 10 LOANS, UNITED STATES
               NORWEST III - 2 LOANS, TEXAS AND WASHINGTON
               NORWEST V - 12 LOANS, UNITED STATES
               NORWEST X - 22 LOANS, UNITED STATES
               NORWEST XIII - 17 LOANS, UNITED STATES
               NORWEST XIV - 5 LOANS, CALIFORNIA, MAINE AND NORTH CAROLINA
               NORWEST XV - 8 LOANS, UNITED STATES
               NORWEST XVI - 6 LOANS, UNITED STATES
               NORWEST XVII - 5 LOANS, UNITED STATES
               RAND MORTGAGE CORPORATION - 5 LOANS, TEXAS
               SALOMON II - 12 LOANS, MIDWESTERN UNITED STATES
               VALLEY BANK OF COMMERCE, N.M. - 14 LOANS, NEW MEXICO
    (e)    SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN
           REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES
           ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON MAY 31, 2000, THE TOTAL
           MARKET VALUE OF THESE INVESTMENTS WAS $ 49,732,477 OR 98.6% OF TOTAL NET
           ASSETS.
    (f)    INTEREST RATE DISCLOSED REPRESENTS THE CURRENT YIELD BASED ON THE CURRENT
           COST BASIS AND ESTIMATED FUTURE CASH FLOWS.
    (g)    THIS MONEY MARKET FUND IS ADVISED BY U.S. BANK WHO ALSO SERVES AS THE
           ADVISOR FOR THIS FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
    (h)    ON MAY 31, 2000, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME
           TAX PURPOSES WAS $65,964,814. THE AGGREGATE GROSS UNREALIZED APPRECIATION
           AND DEPRECIATION OF INVESTMENTS IN SECURITIES, INCLUDING REAL ESTATE OWNED,
           BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $   614,053
      GROSS UNREALIZED DEPRECIATION ......   (1,742,255)
                                            -----------
        NET UNREALIZED DEPRECIATION ......  $(1,128,202)
                                            ===========

--------------------------------------------------------------------------------

        16  2000 Semiannual Report - American Strategic Income Portfolio

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                      SHARE REPURCHASE PROGRAM
                      Your fund's board of directors has approved the continuation of the fund's share repurchase program, which enables the fund to "buy back" shares of its common stock in the open market. Repurchases may only be made when the previous day's closing market price per share was at a discount from net asset value. Repurchases cannot exceed 5% of the fund's outstanding shares as of September 9, 1998.

                      WHAT EFFECT WILL THIS PROGRAM HAVE ON SHAREHOLDERS?
                      We do not expect any adverse impact on the advisor's ability to manage the fund. Because repurchases will be at a price below net asset value per share, remaining shares outstanding may experience a slight increase in net asset value per share. Although the effect of share repurchases on the market price is less certain, the board of directors believes the program may have a favorable effect on the market price of fund shares. We do not anticipate any material increase in the fund's expense ratio.

                      WHEN WILL SHARES BE REPURCHASED?
                      Share repurchases may be made from time to time and may be discontinued upon six months notice to shareholders. Share repurchases are not mandatory when fund shares are trading at a discount from net asset value; all repurchases will be at the discretion of the fund's investment advisor. The board of directors' decision whether to continue the share repurchase program will be reported in the next shareholder report.

                      HOW WILL SHARES BE REPURCHASED?
                      We expect to finance the repurchase of shares by liquidating portfolio securities or using current cash balances. We do not anticipate borrowing in order to finance share repurchases.

--------------------------------------------------------------------------------

        17  2000 Semiannual Report - American Strategic Income Portfolio

[GRAPHIC]FIRST AMERICAN-Registered Trademark-
         Asset Management


AMERICAN STRATEGIC INCOME PORTFOLIO

2000   SEMIANNUAL REPORT



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